SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   011-15167                 04-2836871
         --------                   ---------                 ----------
 (State of Incorporation)        (Commission File          (I.R.S. Employer
                                     Number)             Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500


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ITEM 9.  REGULATION FD DISCLOSURE



     On August 1, 2003, Biopure Corporation issued a press release (the "Press Release") announcing that it had received a response to its marketing application filed with the U.S. Food and Drug Administration. A copy of the Press Release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          BIOPURE CORPORATION


Date:  August 1, 2003                     By:  /s/ Ronald F. Richards
                                             ------------------------
                                             Ronald F. Richards
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on August 1, 2003, filed herewith.